                                                                EXHIBIT 1.(9)(d)

Effective as of December 11, 2001, the following classes of Contracts are
                ------------------
hereby added to this Schedule 2 and made subject to the Agreement:


======================================================================================================
Policy Marketing Name     SEC 1933 Act Registration     Name of Supporting Account     Annuity or Life
                          Number
                          (if applicable)
======================================================================================================
Pacific Select Estate     333-65458                     Pacific Select Exec            Life
 Preserver V
------------------------------------------------------------------------------------------------------
                          33-
------------------------------------------------------------------------------------------------------
                          33-
======================================================================================================


IN WITNESS WHEREOF, the Fund, the Adviser, the Distributor and the Company hereby amend this Schedule 2 in accordance with Article XI of the Agreement.


M FUND, INC.                             PACIFIC LIFE INSURANCE COMPANY

By:     /s/ DANIEL F. BYRNE              By:     /s/ GLENN S SCHAFER
Name:   Daniel F. Byrne                  Name:   Glenn Schafer
Title:  President                        Title:  President



M FINANCIAL INVESTMENT ADVISERS, INC.    M LIFE INSURANCE COMPANY

By:     /s/ DANIEL F. BYRNE              By:     /s/ DANIEL F. BYRNE
Name:   Daniel F. Byrne                  Name:   Daniel F. Byrne
Title:  President                        Title:  Senior VP



M HOLDINGS SECURITIES, INC.              PACIFIC LIFE INSURANCE COMPANY

By:     /s/ MICHAEL KELLER               By:     /s/ JAMES MORRIS
Name:   Michael Keller                   Name:   James Morris
Title:  President                        Title:  Sr. Vice President